As filed with the Securities and Exchange Commission on January 15, 1998
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 31, 1997
                         -------------------------------
                        (Date of earliest event reported)


                 Atlanta Marriott Marquis II Limited Partnership
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     000-14374              52-1427553
             --------                     ---------              ----------
   (State or other jurisdiction       (Commission File        (I.R.S. Employer
 of incorporation or organization)         Number)           Identification No.)



                               10400 Fernwood Road
                            Bethesda, Maryland 20817
                     ---------------------------------------
                    (Address of principal executive offices)


                                 (301) 380-2070
                          -----------------------------
                         (Registrant's telephone number
                              including area code)


                                       N/A
                              ---------------------
                             (Former Name or Former
                            Address, if changed since
                                  last report)

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


        This Current Report on Form 8-K is being filed by Atlanta Marriott Marquis II Limited Partnership, a Delaware limited partnership ("AMMLP-II"), as the successor issuer to Atlanta Marriott Marquis Limited Partnership, a Delaware limited partnership ("AMMLP"), pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act").

ITEM 2.        Acquisition or Disposition of Assets.

        On December 31, 1997, AMMLP merged with and into AMMLP-II ("Merger") pursuant to an Agreement and Plan of Merger dated as of December 31, 1997 ("Agreement"). In the Merger, each AMMLP limited partnership unit ("Unit") was converted on a one-for-one basis into an AMMLP-II unit ("New Unit"). AMMLP limited partners who held fractional interests in Units received the same fractional interest in New Units. The requisite number of AMMLP limited partners approved the Merger in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act.

        The general partner of both AMMLP and AMMLP-II is Marriott Marquis Corporation, a Delaware corporation ("General Partner"). The General Partner is a wholly-owned subsidiary of Host Marriott Corporation, a Delaware corporation ("Host Marriott"). AMMLP-II was formed on July 9, 1997 in anticipation of the Merger. Prior to December 31, 1997, AMMLP-II did not engage in any active business and was organized solely to succeed to AMMLP's interest in the Ivy Street Hotel Limited Partnership ("Ivy Street"). Ivy Street owns the Atlanta Marriott Marquis located in Atlanta, Georgia ("Hotel"). AMMLP-II, and AMMLP before it, is the managing general partner of Ivy Street.

        Additional information regarding the Merger, the background of the Merger and the operations of AMMLP and Ivy Street is located in the registration statement on Form S-4 filed by AMMLP-II on November 10, 1997 with the Securities and Exchange Commission ("SEC") (Commission File No. 333-39915).

        Certain AMMLP-II limited partners have filed two (2) lawsuits in connection with the Merger. On December 12, 1997, an action entitled Hiram and Ruth Sturm v. Marriott Marquis Corporation, Host Marriott Corporation, Bruce F. Stemerman, Robert E. Parsons and Christopher G. Townsend and Atlanta Marriott Marquis Limited Partnership, (Case No. 97-CV-3706), was filed as a purported class action with the United States District Court for the Northern District of Georgia. The defendants are the General Partner, Host Marriott and the board of directors of the General Partner. The plaintiffs have brought direct and derivative claims alleging: (i) violations of the Exchange Act and rules and regulations promulgated thereunder; (ii) violations of the Securities Act of 1933 and rules and regulations promulgated thereunder; (iii) breach of fiduciary duties; and (iv) breach of the AMMLP partnership agreement. The plaintiffs are seeking, inter alia, equitable relief, compensatory damages, punitive damages and costs.


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


        On January 5, 1998, an action entitled Howard H. Poorvu v. Marriott Marquis Corporation, Host Marriott Corporation, Bruce F. Stemerman, Robert E. Parsons, Jr. and Christopher G. Townsend and Atlanta Marriott Marquis Limited Partnership and Atlanta Marriott Marquis II Limited Partnership, (Civil Action No. 16095-NC), was filed as a purported class action with the Court of Chancery of the State of Delaware in and for New Castle County. The plaintiff brings direct and derivative claims alleging: (i) breach of fiduciary duty; (ii) breach of the AMMLP partnership agreement; and (iii) breach of the implied covenant of good faith and fair dealing. The plaintiffs are seeking, inter alia, equitable relief, compensatory damages, costs and the appointment of a receiver to assume control of AMMLP-II.

        The General Partner believes that the allegations asserted in the lawsuits are without merit and intends to vigorously defend such lawsuits.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS

        (a)    Financial Statements.

               (1) Audited Consolidated Financial Statements of AMMLP as of December 31, 1996 and 1995, and for each of the three years ended December 31, 1996, 1995, and 1994, together with the report of the independent accountants thereon, were previously included in the Form S-4 filed with the SEC by AMMLP - II on November 10, 1997 (Commission File No. 333-39915).

               (2) Unaudited balance sheet of AMMLP-II as of July 9, 1997 and September 12, 1997, together with the report of the independent accountant thereon, were previously included in the Form S-4 filed with the SEC by AMMLP - II on November 10, 1997 (Commission File No. 333-39915).

               (3) Unaudited Consolidated Financial Statements of AMMLP for the thirty-six (36) week period ending September 12, 1997 and September 6, 1996, were previously included in the Form S-4 filed by AMMLP-II with the SEC on November 10, 1997 (Commission File No. 333-39915).

        (b)    Pro Forma Financial Information.

               (1) Unaudited pro forma Condensed Consolidated Financial Statements for the thirty-six (36) weeks ending September 12, 1997 and for the period ending December 31, 1996, giving effect to the Merger, were previously included in the Form S-4 filed by AMMLP - II with the SEC on November 10, 1997 (Commission File No. 333-39915).

        (c)    Exhibits.

                       The exhibits listed in the Exhibit Index are filed
               herewith or, in the alternative, incorporated by reference.


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                                  EXHIBIT INDEX


Exhibit                               Description
-------                               -----------

2.1 Agreement and Plan of Merger dated December 31, 1997 by and between AMMLP and AMMLP-II.

2.2 Certificate of Merger dated December 30, 1997 merging AMMLP with and into AMMLP-II.



















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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               ATLANTA MARRIOTT MARQUIS II LIMITED PARTNERSHIP

                       By:    MARRIOTT MARQUIS CORPORATION
                              General Partner

                              By: /s/ Patricia K. Brady
                                  ---------------------------
                                  Patricia K. Brady
                                  Vice President and
                                    Chief Accounting Officer









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